SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2011

E.DIGITAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-20734
(Commission File Number)

33-0591385
(IRS Employer Identification No.)

16770 West Bernardo Drive
San Diego, California 92127
(Address of principal executive offices)

(858) 304-3016
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)        On September 1, 2011, the Company held its annual meeting of stockholders.

(b)        The following items of business were voted upon by stockholders at the annual meeting:

1.	The following directors were elected to serve for the ensuing year and until their successors are elected. The voting results for each director was as follows:

Name	For	Withheld	Broker Non-Votes
Alfred H. Falk	54,222,583	7,312,116	183,679,459
Allen Cocumelli	59,115,690	2,419,009	183,679,459
Renee Warden	55,001,525	6,533,174	183,679,459
Eric M. Polis	60,707,456	827,243	183,679,459

2.
The stockholders voted to ratify the selection of SingerLewak LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2012. The tabulation of votes was as follows:

For	Against	Abstain
238,997,522	6,042,263	174,373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.DIGITAL CORPORATION

Date: September 2, 2011	By: /s/ ALFRED H. FALK
Alfred H. Falk, President and Chief Executive Officer
(Principal Executive Officer and duly authorized to sign on behalf of the Registrant)